                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   August 20, 1998
                                                          ---------------




                       Toyota Motor Credit Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                     1-9961                     95-3775816
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




      Toyota Motor Credit Corporation
         19001 South Western Avenue
            Torrance, California                                 90509
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   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------




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Item 5.  Other Events
   ------------


On August 20, 1998, Moody's Investors Service, Inc. ("Moody's") downgraded the long term debt of Toyota Motor Corporation and its subsidiaries, including Toyota Motor Credit Corporation, to Aa1 from Aaa and announced that this concludes the rating review that began on July 3, 1998. In addition, as described in Toyota Motor Credit Corporation's June 30, 1998 Quarterly Report on Form 10-Q: (i) on April 2, 1998, Moody's changed its outlook for Japan's Aaa debt rating from "stable" to "negative"; and (ii) on July 23, 1998, Moody's announced its decision to review for possible downgrade Japan's Aaa "country ceilings" for foreign currency-denominated debt and bank deposits as well as the Aaa-rated yen-denominated securities issued or guaranteed by the government of Japan. If Japan's credit rating is lowered below that of the then credit rating of TMC (and its subsidiaries), the credit rating of TMC (and its subsidiaries) would likely be lowered to the same extent. To date, Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., has not changed its AAA rating or its outlook of the debt of TMC (and its subsidiaries), including that of TMCC or the credit rating of Japan.


































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                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOYOTA MOTOR CREDIT CORPORATION
                                       -------------------------------
                                               (Registrant)


Date:  August 20, 1998         By:          /S/ GEORGE E. BORST
       ---------------                 -------------------------------
                                                George E. Borst
                                           Senior Vice President and
                                                General Manager
                                         (Principal Executive Officer)


































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